Trade Accounts Receivable and Other Current Assets - Other current assets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Trade Accounts Receivable and Other Current Assets
Trade receivables	$ 7,662
Trade receivables due from KNOT and affiliates	1,405
Insurance claims for recoveries	2,112	$ 124
Refund of value added tax	1,173	1,805
Prepaid expenses	1,311	1,158
Other receivables	1,865	2,539
Total other current assets	$ 15,528	$ 5,626